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                                RIGHTS AGREEMENT


            This Agreement is made by and among BigStar Entertainment, Inc., a Delaware corporation (the "Company") and each of the Stockholders set forth in the signature lines below.

                                    ARTICLE 1

                        DEFINITIONS AND ACCOUNTING TERMS

      1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Agreement" means this Rights Agreement as from time to time amended and in effect between the parties, including all Exhibits hereto.

            "Approved Sale" shall mean the meaning assigned to it in Section
3.1.

            "Board" or "Board of Directors" means the board of directors of the Company as constituted from time to time.

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

            "Common Stock" means the Company's Common Stock.

            "Common Shares" means shares of the Company's Common Stock.

            "Company" means BigStar Entertainment, Inc., a Delaware corporation.

            "Directors" means the members from time to time of the Board of Directors.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

            "Holder" means any person owning or having the right to acquire Registrable Shares or any assignee thereof in accordance with Section 2.14 hereof.

            "Immediate Family" means any spouse, child, grandchild, brother, parent or sister of a Holder.
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            "Initial Public Offering" means the first public offering of Common
Stock of the Company for the account of the Company pursuant to an offering registered under the Securities Act with the Commission.

            "Person" means an individual, corporation, partnership, joint venture, trust, university, or unincorporated organization, or a government, or any agency or political subdivision thereof.

            "Recapitalization Events" means stock splits, stock dividends, recapitalizations, reclassifications and similar events.

            "Registrable Shares" shall mean and include (i) shares of Common Stock held by a Stockholder; and (ii) any shares of Common Stock issuable upon exercise of warrants or options, if the Company expressly accords to such shares the registration rights contained in this Agreement; provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon the consummation of any sale of such shares pursuant to a registration statement or Rule 144 under the Securities Act.

            "Sale of the Company" means the sale of the Company by way of (i) merger, consolidation or sale or transfer of at least a majority of the Company's capital stock, or (ii) the transfer of all or substantially all of the Company's assets.

            "Securities" means any shares of capital stock of the Company or any securities convertible into or exchangeable for any class of capital stock of the Company and all securities into which such Securities may be converted or reclassified as a result of any merger, consolidation, stock split, stock dividend or other recapitalization of the Company whether now owned or hereafter acquired.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

            "Stockholders" means (i) Persons listed as Stockholders on the signature page hereof, (ii) any Person who purchases from the Company after the date hereof newly issued shares of Securities of the Company and who, as permitted by this Agreement, becomes a party to this Agreement and executes a counterpart of this Agreement, and (iii) any permitted assignee or transferee from any of the foregoing of Registrable Shares who is not a competitor of the Company pursuant to the terms of this Agreement.

            "Subsidiary" or "Subsidiaries" means any Person of which the Company and/or any of its other Subsidiaries (as herein defined) directly or indirectly owns at the time at least fifty percent (50%) of the outstanding voting securities.


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                                    ARTICLE 2

                               REGISTRATION RIGHTS


      2.1. Piggy-Back Registrations. If at any time the Company shall determine to register for its own account or the account of others under the Securities Act (including without limitation pursuant to the Initial Public Offering or a demand for registration of any Stockholder of the Company) any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents (a "Piggy-Back Registration"), it shall send to each Holder, written notice of such determination and, if within fifteen (15) days after receipt of such notice, such Holder shall so request in writing, the Company shall use its diligent efforts to include in such registration statement all or any part of the Registrable Shares such Holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion (or none, if so required by the managing underwriter) of the Registrable Shares with respect to which such Holder has requested inclusion hereunder. No right under this Section 2.1 shall be construed to limit any registration required under Section 2.2.

      2.2. Demand Registration. If on any occasion Holders holding at least 25% of the then outstanding Registrable Shares shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale at least 25% of the then outstanding Registrable Shares, the Company will so notify all Holders. Upon written request of any Holder given within fifteen (15) days after the receipt by such Holder from the Company of such notification, the Company will use its diligent efforts to cause such of the Registrable Shares as may be requested by any Holder (including the Holder giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible (a "Demand Registration"). The Company shall not be required to effect more than two Demand Registrations. If in the good faith judgment of the Board of Directors of the Company, a Demand Registration would be detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is important to defer the filing of such registration statement at such time, then the Company shall have the right to defer such filing, provided that the Company may not defer the filing for a period of more than 180 days after receipt of the request for a Demand Registration, or more than once in any 12-month period. Unless otherwise agreed to by the Company, the Holders may not exercise their rights under this Section 2.2 until the earlier to occur of (i) forty-eight (48) months following the date of this Agreement or (ii) one hundred eighty (180) after the effectiveness of any registration statement covering the Initial Public Offering. The Holders may not exercise their right under this
Section 2.2 for an effective date that is one hundred eighty (180) days of the effective date of any registration statement (other than on Form S-8) covering capital stock of the Company.

      2.3. Registrations on Form S-3. In addition to the rights provided the Holders in Sections 2.1 and 2.2 above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any equivalent successor form promulgated by the Commission), then the Company shall provide the Holders with the following rights:


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            (a) For the Holders. Upon the written request of one or more
Holders, the Company will so notify each Holder, and then will, as expeditiously as possible, use its diligent efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Registrable Shares as the Holders shall specify; provided, however, the Company shall not be required to effect a registration pursuant to this Section 2.3(a) unless the market value of the Registrable Shares to be sold by the Holders in any such registration shall be at least $1,000,000 at the time of filing such registration statement, and further provided that the Company shall not be required to effect more than one registration during any 12 month period pursuant to this Section 2.3(a) or more than four registrations in the aggregate pursuant to this Section 2.3(a).

            (b) Conflicts. In the event that, in a registration under this
Section 2.3 which is effected through an underwriter, the underwriter imposes a limitation on the number of Registrable Shares which may be included in the registration statement in order to effect an orderly public distribution, then the Company shall exclude from such registration statement, first, all shares which are not Registrable Shares, and second, Registrable Shares which are requested to be included pursuant to Section 2.1.

      2.4. Effectiveness. The Company will use its diligent efforts to maintain the effectiveness for up to one hundred twenty (120) days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering, or ninety (90) days in the case of a "shelf" registration statement on Form S-3) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each Holder with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

      2.5.  Indemnification of Holders.

            (a) In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each Holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such Holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such Holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated


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therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any such holder of Registrable Shares or its controlling person (in the case of indemnification of such holder or its controlling person), or any such underwriter or its controlling person (in the case of indemnification of such underwriter or its controlling person) expressly for use therein, or unless (ii) in the case of a sale directly by such Holder of (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such Holder or such underwriter on a timely basis, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

            (b) Promptly after receipt by any Holder, any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Holder, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof (provided, that failure to so notify the Company shall not relieve the Company from any liability it may have hereunder) and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Holder, of such underwriter or such controlling Person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

            (c) Such Holder, any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized in writing by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's written consent. The Company shall not, except with the approval of each party being indemnified under this Section 2.5, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any Holder exercising rights under this Article 2, or any controlling Person of any such Holder, makes a claim for indemnification pursuant to this Section 2.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of


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appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.5 provides for indemnification in such case, then, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holder on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      2.6.  Indemnification of Company.

            (a) In the event that the Company registers any of the Registrable Shares under the Securities Act, each Holder so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder expressly for use therein; provided, however, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds received by such Holder sold in such registration.

            (b) Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Holder, the Company will notify such Holder in writing of the commencement thereof (provided, that failure to so notify such Holder


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shall not relieve such holder from any liability it may have hereunder), and such Holder shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such Holder shall not be at the expense of such Holder unless employment of such counsel has been specifically authorized in writing by such Holder. Such Holder shall not be liable to indemnify any Person for any settlement of any such action effected without such Holder's written consent.

            (c) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company exercising its rights under this Article 2 makes a claim for indemnification pursuant to this Section 2.6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this
Section 2.6 provides for indemnification, in such case, then, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holder on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      2.7. Exchange Act Registration. If the Company at any time shall list any class of equity securities of the type which may be issued upon the conversion of the Preferred Stock on any national securities exchange and shall register such class of equity securities under the Exchange Act, the Company will, at its expense, simultaneously list on such exchange and maintain such listing of, the Common Stock. If the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its diligent efforts to timely file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its diligent efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule


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
144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Securities without registration. After the occurrence of the Initial Public Offering, the Company agrees to use its diligent efforts to facilitate and expedite transfers of Common Stock pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Common Stock.

      2.8. Further Obligations of the Company. Whenever under the preceding Sections of this Article 2, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

            (a) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

            (b) Use its diligent efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling Holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

            (c) Furnish to each selling Holder a signed counterpart, addressed to the selling holders, of

                  (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

                  (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

            (d) Make available for inspection to each selling Holder a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities; and

            (e) Cooperate to the extent reasonably requested to obtain all necessary approvals from the National Association of Securities Dealers, Inc.

      2.9.  Stockholder Acts. Whenever under the preceding Sections of this
Article 2 the Holders are registering such shares pursuant to any registration statement, each such Holder


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agrees to (i) timely provide to the Company, at its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Shares and (ii) convert all shares of Preferred Stock included in any registration statement to shares of Common Stock, such conversion to be effective at the closing of such offering pursuant to such registration statement.

      2.10. Expenses. In the case of all Piggy-Back Registrations effected under
Section 2.1, two Demand Registrations effected under Section 2.2, and one registration per 12-month period effected under Section 2.3 up to the maximum number specified therein, the Company shall bear all reasonable costs and expenses of each such registration, including, but not limited to, the Company's printing, legal and accounting fees and expenses, Commission and NASD filing fees and "Blue Sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the Holders, or the fees and expenses of counsel for the selling Holders in connection with the registration of the Registrable Shares. The Company shall pay all expenses in connection with any registration initiated pursuant to this Article 2 which is withdrawn, delayed or abandoned at the request of the Company, except if such withdrawal, delay or abandonment is caused by the fraud, material misstatement or omission of a material fact by a Holder to be included in such registration.

      2.11. Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

            (a) such agreement shall be applicable only during the three-year period following the date of the final prospectus distributed pursuant to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

            (b) all officers and directors of the Company, all five-percent (5%) security holders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

            In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 2.11.


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
            Notwithstanding the foregoing, the obligations described in this
Section 2.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future.

      2.12. Other Registration Rights. The Company shall not grant any registration rights to any other Person which registration rights are senior to the registration rights of the Holders, unless the Company shall first obtain the written consent of a majority-in-interest of the Holders. The Company may grant registration rights in the future to any future purchaser of the Securities of the Company which are on parity with the Holders, without the consent of the Holders, provided that such purchasers agree in writing to be bound by the provisions of this Agreement. The Company has the right to add employees of the Company who have options or Securities of the Company as parties to this Agreement.

      2.13. S-8 Registration. Reasonably promptly after completion of the Initial Public Offering, the Company shall use its diligent efforts to file with the Commission a registration statement on Form S-8 (or its equivalent successor form) to register all shares of Common Stock issuable pursuant to options granted under the Company's stock option plans adopted by the Company's Board of Directors and approved by the Company's Stockholders.

      2.14. Assignment of Registration Rights. The rights to cause the Company to register Registrable Shares pursuant to this Article 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee, provided (i) the Company is, within a reasonable time before such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and (iii) the assignee, in the Company's judgment, is not a competitor of the Company.

      2.15. Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Article 2 after the earlier of (i) five
(5) years following the consummation of the sale of securities in an Initial Public Offering, (ii) such time as Rule 144 or another similar exemption under the Act is available for the sale of all of such Holder's shares during a three
(3)-month period without registration.

      2.16. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 2.

                                    ARTICLE 3

                                 SALE OF COMPANY

      3.1. Sale. If the Board of Directors and the holders of a majority of the outstanding Securities entitled to vote approve a Sale of the Company (the "Approved Sale"), all of the Stockholders shall consent to and raise no objections against an Approved Sale, and if the Approved Sale is structured as a sale of stock or merger, all of the Stockholders shall agree to


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sell their securities on the terms and conditions of the Approved Sale. All of the Stockholders shall take all reasonably necessary and desirable actions in connection with the consummation of the Approved Sale.

      3.2. Expenses. The Stockholders shall bear their pro rata share (based upon the number of shares sold) of the costs of any sale of Securities pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of the Company's Securities and are not otherwise paid by the Company or the acquiring party. Costs incurred by the Stockholders on their own behalf shall not be considered costs of the transaction hereunder.

      3.3. Termination. The provisions of this Article 3 shall terminate upon the completion of an Initial Public Offering.

                                    ARTICLE 4

                                  MISCELLANEOUS

      4.1. No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      4.2. Amendments, Waivers and Consents. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company shall obtain consent thereto in writing from the holder or holders of at least a majority of the Registrable Shares, provided that no consents shall be effective to reduce the percentage of the Registrable Shares the consent of the holders of which is required under this Section 4.2. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      4.3. Addresses for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth in the records of the Company or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

            If to any Stockholder: at such Stockholder's address for notice as set forth in the register maintained by the Company, or at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this Section.

            If to the Company: at the address set forth on page 1 hereof, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section.

            All such notices, requests, demands and other communications shall, shall be deemed delivered: three days after mailed (which mailing must be accomplished by certified mail, return receipt requested and postage prepaid); when transmitted by successful facsimile transmission; one business day after deposited with a guaranteed overnight courier service (charged to sender); or when delivered in hand or dispatched by telegraph.

      4.4. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company. This Agreement is not assignable by the Stockholders without the consent of the Company, except as provided for in
Section 2.14.

      4.5. Entire Agreement. This Agreement constitutes the entire agreement among the parties and supersedes any prior or contemporaneous understandings, representations or agreements concerning the subject matter hereof.

      4.6. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

      4.7. Confidentiality. Each Stockholder agrees that it will keep confidential and will not disclose, or divulge any confidential, proprietary, secret or non-public information which such Stockholder may obtain from the Company and not use such information other than for the benefit of the Company or in furtherance of the Stockholder's rights as a Stockholder of the Company, provided that no such information shall be deemed to be non-public if it (i) is or becomes generally available to the public other than as a result of a disclosure by the Stockholder or its respective agents, representatives or employees; (ii) is or becomes available to the Stockholder on a non-confidential basis from a source (other than the Company or one of its officers, directors, agents, representatives or employees) that is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation; or (iii) was known to the Stockholder on a non-confidential basis prior to its disclosure to it by the Company and provided further that, any other term of this Agreement to the contrary notwithstanding, the Company shall not be obligated to disclose any information, the disclosure of which it believes in good faith would be detrimental to the Company or its Stockholders.

      4.8. Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of New York, without regard to the principles of conflicts of law. The language of this Agreement shall be deemed to be the result of negotiation among the parties and their respective counsel and shall not be construed strictly for or against any party. Each party (i) agrees that any action arising out of or in connection with this Agreement shall be brought solely in federal or state courts in New York, New York, (ii) hereby consents to the sole jurisdiction of such courts, and (iii) agrees that, whenever a party is requested to executed one or more documents evidencing such consent, it shall do so immediately.

      4.9. Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      4.10. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

      4.11. Further Assurances. From and after the date of this Agreement, upon the request of any Stockholder or the Company, the Company and the Stockholder shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

      4.12. Aggregation of Stock. All shares of Company stock held or acquired by a Stockholder and its Affiliates and Immediate Family shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

      4.13. Attorney's Fees. In the event that any dispute among the parties to this Agreement should result in a legal proceeding, the prevailing party shall be entitled to recover from the other party(ies) to such dispute, all fees, costs and expenses of enforcing any right under or with respect to this Agreement, including without limitation, such fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.


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
            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the ____________________, 199__.


BIGSTAR ENTERTAINMENT, INC.


By:________________________________
Title:_____________________________


                               COMMON STOCKHOLDERS


_______________________________     _______________________________
Signature                           Signature

_______________________________     _______________________________
Title                               Title

_______________________________     _______________________________
Printed Name                        Printed Name



_______________________________     _______________________________
Signature                           Signature

_______________________________     _______________________________
Title                               Title

_______________________________     _______________________________
Printed Name                        Printed Name



                                     BIGSTAR
                         RIGHTS AGREEMENT SIGNATURE PAGE